UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  February 24, 2005
                                                --------------------------------


             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)


          New York                  333-118975                    13-3789046
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

     270 Park Avenue
     New York, New York                                             10167
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    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code  (212) 834-9280
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

            Attached as Exhibit 99.1 is a Collateral Term Sheet (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association) furnished to the Registrant by J.P. Morgan Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc., Deutsche Bank Securities Inc. and PNC Capital Markets, Inc. (the "Underwriters") in respect of the Registrant's proposed offering of certain classes of the Commercial Mortgage Pass-Through Certificates, Series 2005-LDP1 (the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-118975) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheet by reference in the Registration Statement.

            The Collateral Term Sheet was prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheet.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

(99.1)                                    Collateral Term Sheet prepared by J.P.
                                          Morgan Securities Inc., ABN AMRO
                                          Incorporated, Nomura Securities
                                          International, Inc., Deutsche Bank
                                          Securities Inc. and PNC Capital
                                          Markets, Inc. in connection with
                                          certain classes of the J.P. Morgan
                                          Chase Commercial Mortgage Securities
                                          Corp., Commercial Mortgage
                                          Pass-Through Certificates, Series
                                          2005-LDP1.

SIGNATURE
---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 24, 2005


                                       J.P. MORGAN CHASE COMMERCIAL
                                       MORTGAGE SECURITIES CORP.



                                       By:   /s/ Mark Levine
                                          -------------------------------------
                                          Name:  Mark Levine
                                          Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

(99.1)                  Collateral Term Sheet                          E
                        prepared by J.P. Morgan
                        Securities Inc., ABN AMRO
                        Incorporated, Nomura
                        Securities International,
                        Inc., Deutsche Bank
                        Securities Inc. and PNC
                        Capital Markets, Inc. in
                        connection with certain
                        classes of the J.P. Morgan
                        Chase Commercial Mortgage
                        Securities Corp., Commercial
                        Mortgage Pass-Through
                        Certificates, Series
                        2005-LDP1.